UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2006

Fortress America Acquisition Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-51426	20-2027651
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4100 North Fairfax Drive, Suite 1150 Arlington, Virginia		22203-1664
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 528-7073

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communication pursuant to Rule 245 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchanged Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The information contained in this Item 7.01 shall not be deemed to be incorporated by reference in any filings under the Securities Act of 1933, as amended.

Fortress America Acquisition Corporation (“FAAC”) has entered into an agreement with VTC, L.L.C. (“VTC”), Vortech, LLC (together with VTC, the “Companies”), Thomas P. Rosato (“Rosato”) and Gerard J. Gallagher (together with Rosato, the “Members”), pursuant to which FAAC will acquire (the “Acquisition”) all of the issued and outstanding membership units of the Companies from the Members.

In connection with the Acquisition, FAAC plans to hold presentations for certain of its stockholders and other interested parties. At such presentations, the slide show presentation attached to this Current Report on Form 8-K as Exhibit 99.1 will be distributed to participants.

Stockholders of FAAC and other interested persons are advised to read FAAC’s preliminary proxy statement and, when available, its definitive proxy statement (collectively, “Proxy Statements”) in connection with FAAC’s solicitation of proxies for the special meeting of stockholders to be held in connection with the Acquisition because these Proxy Statements contain important information. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the Acquisition. The Proxy Statements, once available, can also be obtained without charge at the Securities and Exchange Commission’s internet site at (http://www.sec.gov). Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing requests to: Fortress America Acquisition Corporation, 4100 Fairfax Drive, Suite 1150, Arlington, Virginia 22203.

FAAC and the directors and executive officers of FAAC may be deemed to be participating in the solicitation of proxies in respect of the proposed Acquisition. Information about FAAC and FAAC’s officers and directors is available in FAAC’s Annual Report on Form 10-KSB for the year ended December 31, 2005, filed with the Securities and Exchange Commission on March 31, 2006. Other information regarding the participants in the proxy solicitation, including the officers and directors of FAAC, and a description of their direct and indirect interests in the Acquisition, by security holdings or otherwise, is contained in the Proxy Statements.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1	Slide Show Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress America Acquisition Corporation (Registrant)

Date: September 6, 2006	/s/ Harvey L. Weiss
Harvey L. Weiss
Chief Executive Officer

Exhibit Index

Exhibit No.	Document

99.1	Slide Show Presentation